Exhibit 10.40

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II)

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

To: Synlogic OperatingCompany, Inc. CR3 License Fee, SOW P-10558-01

From: Azzur Cleanrooms on Demand, Waltham
Re: Addendum to Scope of Work for Cleanroom 3 Use, SOW P-10558-01

Synlogic Operating Company, Inc. (“Synlogic”) has notified Azzur Cleanrooms on Demand (“Azzur”) that it shall be exercising its First and Second Option to extend its use of Azzur facilities until December 31, 2024. The purpose of this addendum is to outline the 2024 License fee term for Synlogic Operating Company, Inc. and to confirm that the Addendum includes additional Ambient storage, Personnel hours and BSC sampling once a week. All other terms remain the same.

Please refer to Table 1 for additional information

Table 1: License Fee 2024

Table 1: 2024 License Fee Costs
Item Description	# of Units/ month	2024 Monthly Costs	2024 Yearly Costs
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total License Fee		[***]	[***]

SOW Accepted by	Signature	Date
Azzur Cleanrooms On Demand Dan Dernbach Vice president of Operations Email: Daniel.dernbach@azzur.com	/s/ Daniel Dernbach	12/8/2023
SynlogicOperating Company, Inc Tony Awad, COO Email: tony.awad@synlogictx.com	/s/ Tony Awad	12/4/2023